EXHIBIT 99

                            Global Structured Finance

                                  BAFC 2004-01
                           15 & 30 Yr Fixed Rate Pool


                                  2,923 records
                              Balance: 534,582,194


1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Original Balance     Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
<= 50,000                135    $5,367,265      1.00%   $40,109  6.786%  604   703   806   11.43%   76.35%   95.00%      328     4
50,001 - 150,000       1,390   140,707,255     26.32    101,797  6.700   582   702   816   10.42    78.18    95.00       344     4
150,001 - 250,000        756   145,346,304     27.19    193,388  6.633   588   701   809   18.31    78.85    95.00       350     5
250,001 - 350,000        341   100,233,080     18.75    295,582  6.573   584   700   815   12.91    78.79    95.00       351     5
350,001 - 450,000        154    60,251,549     11.27    394,114  6.493   585   708   804   22.28    76.82    95.00       349     5
450,001 - 550,000         82    40,250,129      7.53    495,134  6.371   621   708   802   24.30    73.27    95.00       351     5
550,001 - 650,000         52    31,742,216      5.94    613,893  6.294   619   722   806   38.43    69.22    90.00       352     5
650,001 - 750,000          6     4,274,033      0.80    716,333  6.081   702   743   799   40.71    61.94    80.97       354     6
750,001 - 850,000          3     2,453,177      0.46    827,333  5.559   744   761   775   64.38    66.30    67.87       297     6
950,001 - 1,050,000        4     3,957,185      0.74    993,500  6.310   646   688   713   29.38    46.27    65.00       356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------

Average: $184,015.95
Lowest: $20,250.00
Highest: $1,000,000.00




2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Gross Coupon         Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750              2      $836,939      0.16%  $428,500  4.750%  699   741   744   66.67%   67.22%   75.00%      174     6
5.001 - 5.125              1       140,501      0.03    141,000  5.125   761   761   761   58.75    58.75    58.75       357     3
5.126 - 5.250              5       933,754      0.17    192,000  5.250   663   729   777   42.86    61.40    72.35       196     8
5.251 - 5.375              5     1,243,072      0.23    252,016  5.375   686   720   776   56.00    73.00    80.00       320     7
5.376 - 5.500             25     6,085,085      1.14    245,677  5.500   656   721   788   48.89    74.50    90.00       340     7
5.501 - 5.625             53    11,233,162      2.10    214,469  5.625   622   730   816   35.26    67.09    95.00       318     6
5.626 - 5.750            109    26,848,673      5.02    248,590  5.750   632   732   804   13.64    61.77    90.00       336     6
5.751 - 5.875            137    31,197,773      5.84    229,885  5.875   623   734   814   17.95    67.99    95.00       331     6
5.876 - 6.000            168    35,403,141      6.62    212,695  5.989   614   729   812   10.42    67.10    95.00       345     6
6.001 - 6.125            133    28,185,616      5.27    213,308  6.125   600   723   798   15.12    69.22    95.00       344     5
6.126 - 6.250            245    52,474,066      9.82    216,215  6.250   610   717   809   11.43    71.49    95.00       341     5
6.251 - 6.375            228    42,698,735      7.99    188,237  6.375   599   714   815   18.20    71.40    95.00       349     4
6.376 - 6.500            241    40,876,671      7.65    170,379  6.500   585   708   804   25.21    73.25    95.00       354     4
6.501 - 6.625            210    33,963,703      6.35    162,395  6.625   593   700   814   22.86    76.79    95.00       355     4
6.626 - 6.750            220    37,514,837      7.02    171,835  6.750   600   696   808   22.28    77.55    95.00       354     4
6.751 - 6.875            241    40,147,261      7.51    167,198  6.875   591   685   809   22.03    84.12    95.00       356     4
6.876 - 7.000            197    36,844,884      6.89    187,676  6.955   582   682   808   30.56    86.82    95.00       356     4
7.001 - 7.125            130    20,899,829      3.91    161,459  7.125   597   680   786   16.67    87.54    95.00       356     4
7.126 - 7.250            140    21,348,540      3.99    152,960  7.250   584   683   803   60.00    90.07    95.00       356     4
7.251 - 7.375            174    24,862,458      4.65    143,375  7.375   612   684   781   60.00    90.65    95.00       356     4
7.376 - 7.500            100    16,498,826      3.09    165,502  7.500   590   675   795   58.97    91.57    95.00       356     4
7.501 - 7.625             51     7,467,297      1.40    146,851  7.625   627   686   787   53.90    90.79    95.00       356     4
7.626 - 7.750             56     8,263,826      1.55    148,091  7.750   620   681   779   60.00    92.06    95.00       356     4
7.751 - 7.875             29     5,403,895      1.01    186,912  7.875   622   656   714   76.47    91.26    95.00       356     4
7.876 - 8.000              6       908,449      0.17    152,575  7.950   642   695   764   71.56    90.45    95.00       352     8
8.001 - 8.125              4       320,921      0.06     80,575  8.125   623   659   688   75.00    85.66    90.00       354     6
8.126 - 8.250              2       170,172      0.03     85,455  8.250   620   671   695   83.08    87.82    90.00       354     6
8.376 - 8.500              1       209,090      0.04    210,000  8.500   631   631   631   89.36    89.36    89.36       353     7
8.501 - 8.625              1       108,652      0.02    109,250  8.625   681   681   681   95.00    95.00    95.00       351     9
8.626 - 8.750              2       318,840      0.06    160,240  8.750   716   754   778   94.98    94.99    95.00       352     8
8.751 - 8.875              1       165,689      0.03    166,500  8.875   682   682   682   90.00    90.00    90.00       353     7
9.001 - 9.125              3       312,828      0.06    104,817  9.125   630   643   667   95.00    95.00    95.00       351     9
9.751 - 9.875              1       154,184      0.03    155,970  9.875   598   598   598   90.00    90.00    90.00       337    23
10.001 - 10.125            1       354,238      0.07    355,500  10.125  586   586   586   90.00    90.00    90.00       352     8
10.501 - 10.625            1       186,585      0.03    187,105  10.625  588   588   588   90.00    90.00    90.00       353     7
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.574%
Lowest: 4.750%
Highest: 10.625%




3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Credit Score         Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
800 - 824                 31    $5,936,965      1.11%  $192,818  6.107%  800   805   816   17.95%   61.41%   85.00%      349     6
775 - 799                205    40,599,053      7.59    199,449  6.293   775   786   799   13.64    69.27    95.00       345     5
750 - 774                325    61,480,989     11.50    190,516  6.300   750   762   774   10.42    71.87    95.00       346     5
725 - 749                416    77,335,996     14.47    187,226  6.416   725   737   749   15.12    76.71    95.00       344     5
700 - 724                536    99,450,516     18.60    187,120  6.464   700   712   724   12.91    74.53    95.00       347     5
675 - 699                553   100,030,105     18.71    181,925  6.598   675   687   699   16.67    77.85    95.00       345     5
650 - 674                382    64,126,996     12.00    168,496  6.898   650   662   674   28.45    84.41    95.00       355     4
625 - 649                351    61,584,136     11.52    176,116  6.939   625   638   649   22.86    82.52    95.00       355     4
600 - 624                102    19,920,838      3.73    196,039  6.819   600   618   624   31.85    81.20    95.00       356     4
575 - 599                 21     4,035,178      0.75    192,818  7.419   582   591   599   49.66    76.08    90.00       355     5
N/A                        1        81,422      0.02     81,650  6.375     0     0     0   74.99    74.99    74.99       357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 704
Lowest: 582
Highest: 816




4. Index

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Index                Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
FIX                    2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------




5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Loan Purpose         Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
Purchase               1,430  $245,234,028     45.87%  $172,610  6.664%  586   714   815   11.43%   82.05%   95.00%      351     5
C/O Refi               1,038   200,001,547     37.41    193,693  6.579   584   690   804   10.42    74.14    95.00       347     5
R/T Refi                 455    89,346,620     16.71    197,787  6.315   582   709   816   18.20    69.44    95.00       343     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------




6. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Property Type        Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                    2,210  $402,555,843     75.30%  $183,274  6.586%  582   702   816   10.42%   77.21%   95.00%      349     5
2-Family                 195    38,162,633      7.14    196,950  6.481   595   711   803   16.67    74.88    95.00       349     5
Condo - Low              221    34,232,946      6.40    156,002  6.520   617   719   810   13.64    76.09    95.00       342     5
4-Family                  93    19,632,679      3.67    212,394  6.603   626   709   799   50.00    79.34    95.00       338     5
3-Family                  82    18,762,131      3.51    230,268  6.520   643   716   798   18.20    74.10    95.00       341     5
PUD Detached              82    14,535,517      2.72    177,953  6.707   584   689   814   27.15    80.33    95.00       356     4
Condo - High              32     5,633,666      1.05    176,879  6.476   591   722   812   40.00    76.78    95.00       355     4
Condotel - Low             6       719,480      0.13    120,650  6.268   718   745   767   41.54    64.43    75.00       328     5
Condotel - High            2       347,299      0.06    175,050  5.642   693   700   743   38.72    42.32    65.00       329     6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------




7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Occupancy Status     Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                1,984  $390,639,796     73.07%  $198,010  6.600%  582   700   816   10.42%   78.38%   95.00%      351     5
Investor                 791   117,769,709     22.03    150,057  6.538   620   717   812   11.43    73.53    95.00       340     5
Secondary                148    26,172,689      4.90    177,909  6.342   625   721   799   13.64    71.70    90.00       345     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------




8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
Geographic          Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Distribution         Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
California               484  $128,700,803     24.08%  $267,726  6.382%  585   708   810   10.42%   70.33%   95.00%      349     5
New York                 151    35,404,639      6.62    236,156  6.540   591   709   808   12.91    72.93    95.00       338     5
Florida                  216    30,583,154      5.72    142,266  6.693   587   693   809   22.73    81.64    95.00       351     4
New Jersey               113    27,185,253      5.09    242,904  6.554   596   695   795   36.23    76.17    95.00       344     5
Minnesota                119    21,640,740      4.05    182,931  6.533   591   717   814   35.08    75.66    95.00       343     5
Massachusetts             79    21,321,008      3.99    271,089  6.656   622   708   795   39.14    78.86    95.00       353     5
Colorado                 103    21,158,789      3.96    207,034  6.452   582   708   805   32.10    75.36    95.00       349     5
Maryland                  99    20,946,974      3.92    212,664  6.549   620   701   802   26.21    79.29    95.00       352     4
Washington                86    15,552,577      2.91    181,694  6.751   597   696   802   22.28    81.56    95.00       354     4
Texas                    116    15,032,380      2.81    130,409  6.684   598   701   816   33.11    85.34    95.00       348     5
Pennsylvania              98    12,982,695      2.43    133,380  6.601   586   706   815   35.36    80.93    95.00       346     5
Georgia                   76    12,416,110      2.32    164,168  6.925   584   691   796   41.30    82.85    95.00       353     4
Virginia                  62    12,127,842      2.27    196,629  6.509   614   722   799   23.48    76.73    95.00       345     5
Arizona                   77    11,262,046      2.11    146,920  6.710   593   691   803   30.00    83.12    95.00       355     4
Illinois                  77    10,693,513      2.00    139,421  7.018   620   701   803   30.69    83.67    95.00       353     4
Oregon                    65    10,442,771      1.95    162,361  6.497   620   707   814   33.91    78.93    95.00       348     4
Nevada                    61     9,607,394      1.80    158,267  6.585   606   707   808   29.82    80.42    95.00       353     4
Missouri                  66     8,316,597      1.56    126,536  6.810   606   695   801   38.78    77.70    95.00       353     4
Ohio                      78     8,140,831      1.52    105,138  6.767   588   699   802   53.33    83.66    95.00       351     5
Michigan                  48     7,514,320      1.41    157,489  6.475   609   706   789   40.71    74.25    95.00       346     5
Other                    649    93,551,759     17.50    144,899  6.661   584   704   812   17.95    80.21    95.00       348     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------




9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
County              Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Distribution         Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA           82   $22,062,019      4.13%  $270,772  6.281%  585   712   810   22.86%   67.87%   93.55%      344     5
Orange ,CA                32    11,853,130      2.22    372,460  6.318   606   705   806   24.33    68.12    95.00       355     5
San Bernardi,CA           44     8,429,983      1.58    192,757  6.576   611   692   786   53.34    79.64    95.00       350     4
Maricopa ,AZ              50     7,945,952      1.49    159,622  6.716   593   686   799   46.08    84.34    95.00       356     4
Hennepin ,MN              34     7,790,083      1.46    230,469  6.416   591   717   798   35.08    73.63    95.00       349     5
San Diego ,CA             22     7,639,280      1.43    349,120  6.432   638   713   804   25.65    67.46    90.00       355     5
Queens ,NY                24     7,369,184      1.38    309,492  6.573   644   727   784   40.00    74.03    95.00       344     6
Alameda ,CA               21     7,324,343      1.37    357,469  6.186   624   719   792   26.90    69.05    90.00       345     5
Riverside ,CA             35     7,187,424      1.34    206,646  6.459   600   708   787   27.98    76.39    95.00       353     5
Clark ,NV                 44     6,940,574      1.30    158,545  6.514   606   703   796   49.39    81.06    95.00       353     4
Other                  2,535   440,040,223     82.31    174,609  6.607   582   703   816   10.42    77.84    95.00       348     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------




10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Original LTV         Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00              4      $631,488      0.12%  $159,425  5.958%  723   751   798   10.42%   12.50%   13.64%      312     6
15.01 - 20.00              6       626,145      0.12    105,833  6.231   675   740   804   15.12    17.75    18.63       267     5
20.01 - 25.00             14     2,047,877      0.38    147,143  6.168   634   729   809   22.03    23.48    25.00       342     5
25.01 - 30.00             22     3,273,579      0.61    149,777  6.192   636   726   797   25.20    27.88    30.00       341     5
30.01 - 35.00             22     2,875,230      0.54    131,894  6.310   623   723   781   30.56    32.45    34.42       348     5
35.01 - 40.00             37     5,582,195      1.04    152,066  6.206   626   721   796   35.08    37.81    40.00       329     5
40.01 - 45.00             44    10,915,971      2.04    249,761  6.065   624   733   806   40.06    42.76    45.00       340     5
45.01 - 50.00             66    13,113,506      2.45    200,207  6.177   585   715   814   45.08    47.95    50.00       341     5
50.01 - 55.00             74    15,102,294      2.83    206,136  6.195   600   726   815   50.11    52.82    55.00       338     6
55.01 - 60.00            102    20,145,219      3.77    198,648  6.247   607   723   814   55.19    57.95    60.00       346     5
60.01 - 65.00            149    31,125,758      5.82    210,407  6.176   596   722   816   60.32    63.53    65.00       341     5
65.01 - 70.00            258    57,073,204     10.68    223,282  6.199   587   712   808   65.08    68.66    70.00       340     5
70.01 - 75.00            262    49,263,335      9.22    189,540  6.332   590   719   809   70.20    73.67    75.00       343     5
75.01 - 80.00            570   105,042,202     19.65    185,483  6.383   584   709   808   75.02    79.38    80.00       350     5
80.01 - 85.00            128    25,025,603      4.68    196,611  6.776   590   690   804   80.70    83.87    85.00       352     4
85.01 - 90.00            717   118,743,872     22.21    166,318  6.903   582   693   799   85.11    89.68    90.00       354     4
90.01 - 95.00            448    73,994,716     13.84    165,726  7.251   612   679   799   90.79    94.86    95.00       356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 76.98%
Lowest: 10.42%
Highest: 95.00%




11. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Original Term        Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
180                      146   $19,497,633      3.65%  $137,531  5.916%  631   725   806   13.64%   65.62%   95.00%      174     6
240                       10     1,916,309      0.36    194,868  5.939   635   728   786   31.11    57.45    75.56       233     7
300                        1       124,315      0.02    126,000  6.125   689   689   689   60.00    60.00    60.00       292     8
348                        1       203,722      0.04    206,000  6.000   683   683   683   76.30    76.30    76.30       342     6
360                    2,765   512,840,216     95.93    186,444  6.601   582   703   816   10.42    77.49    95.00       355     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 353.0 months
Lowest: 180 months
Highest: 360 months




12. Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate    Percent    Average                                                          W.A.
                       of        Current    of Loans    Original  W.A.  Min.  W.A.  Max.    Min.     W.A.     Max.   Remaining W.A.
                    Mortgage    Principal by Principal Principal Gross  FICO  FICO  FICO  Original Original Original   Term to Loan
Documentation        Loans       Balance     Balance    Balance  Coupon Score Score Score   LTV      LTV      LTV     Maturity  Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Inc/Full Asset      425   $84,148,997     15.74%  $199,913  6.139%  620   722   812   18.20%   74.02%   95.00%      335     6
No Inc/Full Asset        443    85,241,879     15.95    193,643  6.348   620   720   814   18.31    72.80    95.00       352     5
No Inc/No Asset          791   134,099,956     25.09    170,444  6.787   620   702   814   12.91    77.45    95.00       349     4
No Inc/Stated Asset      774   134,480,438     25.16    174,342  6.980   616   685   804   15.12    84.97    95.00       356     4
Stated Inc/Full Asset    331    66,718,948     12.48    203,518  6.158   584   727   816   10.42    70.39    90.00       338     5
Stated Inc/Stated Asset  159    29,891,977      5.59    188,714  6.582   582   656   792   23.71    73.92    91.64       356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,923  $534,582,194    100.00%  $184,016  6.574%  582   704   816   10.42%   76.98%   95.00%      348     5
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BAFC 2004-01
                           15 & 30 Yr Fixed Rate Pool



1. General Pool Characteristics
Pool Size: $534,582,194.15
Total Orig. Bal.: $537,878,620.00
Loan Count: 2,923
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $182,888.20
Avg. Orig. Balance: $184,015.95
% Conforming: 73.41%
W.A. FICO: 704
W.A. Orig. LTV: 76.98%
W.A. Cut-Off LTV: 76.55%
Earliest Orig. Date: 2001-05-25
Latest Maturity Date: 2034-02-01
W.A. Gross Coupon: 6.5736%
W.A. Net Coupon: 6.1986%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 353.0 months
W.A. Rem. Term: 348.3 months
W.A. Age: 4.7 months
% OLTV over 80: 40.74%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 40.74%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 28.21%
W.A. MI Adjusted COLTV: 66.12%
% Second Lien: 0.00%
% with Prepay Penalty: 36.78%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.33%




2. Original Balance

----------------------------------------------
Original Balance                       Percent
----------------------------------------------
1 - 50,000                               1.00%
50,001 - 100,000                         9.39
100,001 - 150,000                       16.93
150,001 - 200,000                       14.95
200,001 - 250,000                       12.24
250,001 - 300,000                       10.70
300,001 - 350,000                        8.05
350,001 - 400,000                        7.50
400,001 - 450,000                        3.77
450,001 - 500,000                        4.53
500,001 - 550,000                        3.00
550,001 - 600,000                        2.37
600,001 - 650,000                        3.56
650,001 - 700,000                        0.38
700,001 - 750,000                        0.42
750,001 - 800,000                        0.15
800,001 - 850,000                        0.31
950,001 - 1,000,000                      0.74
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

Average: $184,015.95
Lowest: $20,250.00
Highest: $1,000,000.00




3. Cut-Off Balance

----------------------------------------------
Cut-Off Balance                        Percent
1 - 50,000                               1.02%
50,001 - 100,000                         9.46
100,001 - 150,000                       17.23
150,001 - 200,000                       14.60
200,001 - 250,000                       12.39
250,001 - 300,000                       10.79
300,001 - 350,000                        8.02
350,001 - 400,000                        7.40
400,001 - 450,000                        3.86
450,001 - 500,000                        4.36
500,001 - 550,000                        2.93
550,001 - 600,000                        2.60
600,001 - 650,000                        3.34
650,001 - 700,000                        0.38
700,001 - 750,000                        0.42
750,001 - 800,000                        0.15
800,001 - 850,000                        0.31
950,001 - 1,000,000                      0.74
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

Average: $182,888.20
Lowest: $20,204.60
Highest: $997,069.27




4. Coupon

----------------------------------------------
Coupon                                 Percent
----------------------------------------------
4.501 - 5.000                            0.16%
5.001 - 5.500                            1.57
5.501 - 6.000                           19.58
6.001 - 6.500                           30.72
6.501 - 7.000                           27.77
7.001 - 7.500                           15.64
7.501 - 8.000                            4.12
8.001 - 8.500                            0.13
8.501 - 9.000                            0.11
9.001 - 9.500                            0.06
9.501 - 10.000                           0.03
10.001 - 10.500                          0.07
10.501 - 11.000                          0.03
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 6.574
Lowest: 4.750
Highest: 10.625




5. Credit Score

----------------------------------------------
Credit Score                           Percent
----------------------------------------------
800 - 849                                1.11%
750 - 799                               19.10
700 - 749                               33.07
650 - 699                               30.71
600 - 649                               15.25
550 - 599                                0.75
N/A                                      0.02
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 704
Lowest: 582
Highest: 816




6. Product Type

----------------------------------------------
Product Type                           Percent
----------------------------------------------
30 YR FIXED                             95.93%
15 YR FIXED                              3.65
20 YR FIXED                              0.36
29 YR FIXED                              0.04
25 YR FIXED                              0.02
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




7. Index

----------------------------------------------
Index                                  Percent
----------------------------------------------
FIX                                    100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




8. Lien Position

----------------------------------------------
Lien Position                          Percent
----------------------------------------------
1                                      100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




9. Loan Purpose

----------------------------------------------
Loan Purpose                           Percent
----------------------------------------------
Purchase                                45.87%
C/O Refi                                37.41
R/T Refi                                16.71
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




10. Property Type

----------------------------------------------
Property Type                          Percent
----------------------------------------------
SFR                                     75.30%
2-Family                                 7.14
Condo - Low                              6.40
4-Family                                 3.67
3-Family                                 3.51
PUD Detached                             2.72
Condo - High                             1.05
Condotel - Low                           0.13
Condotel - High                          0.06
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




11. State

----------------------------------------------
State                                  Percent
----------------------------------------------
California                              24.08%
New York                                 6.62
Florida                                  5.72
New Jersey                               5.09
Minnesota                                4.05
Other                                   54.45
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




12. California

----------------------------------------------
California                             Percent
----------------------------------------------
Northern                                45.51%
Southern                                54.49
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




13. Zip Code

----------------------------------------------
Zip Code                               Percent
----------------------------------------------
94127                                    0.33%
08226                                    0.32
11385                                    0.29
94618                                    0.28
98404                                    0.27
Other                                   98.51
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




14. Occupancy Status

----------------------------------------------
Occupancy Status                       Percent
----------------------------------------------
Primary                                 73.07%
Investor                                22.03
Secondary                                4.90
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




15. Documentation

----------------------------------------------
Documentation                          Percent
----------------------------------------------
No Inc/Stated Asset                     25.16%
No Inc/No Asset                         25.09
No Inc/Full Asset                       15.95
Full Inc/Full Asset                     15.74
Stated Inc/Full Asset                   12.48
Stated Inc/Stated Asset                  5.59
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




16. Original LTV

----------------------------------------------
Original LTV                           Percent
----------------------------------------------
10.1 - 15.0                              0.12%
15.1 - 20.0                              0.12
20.1 - 25.0                              0.38
25.1 - 30.0                              0.61
30.1 - 35.0                              0.54
35.1 - 40.0                              1.04
40.1 - 45.0                              2.04
45.1 - 50.0                              2.45
50.1 - 55.0                              2.83
55.1 - 60.0                              3.77
60.1 - 65.0                              5.82
65.1 - 70.0                             10.68
70.1 - 75.0                              9.22
75.1 - 80.0                             19.65
80.1 - 85.0                              4.68
85.1 - 90.0                             22.21
90.1 - 95.0                             13.84
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 76.98%
Lowest: 10.42%
Highest: 95.00%




17. Cut-Off LTV

----------------------------------------------
Cut-Off LTV                            Percent
----------------------------------------------
10.1 - 15.0                              0.12%
15.1 - 20.0                              0.12
20.1 - 25.0                              0.38
25.1 - 30.0                              0.64
30.1 - 35.0                              0.60
35.1 - 40.0                              0.99
40.1 - 45.0                              2.07
45.1 - 50.0                              2.69
50.1 - 55.0                              2.80
55.1 - 60.0                              3.76
60.1 - 65.0                              6.03
65.1 - 70.0                             10.64
70.1 - 75.0                              9.19
75.1 - 80.0                             19.31
80.1 - 85.0                              4.83
85.1 - 90.0                             22.00
90.1 - 95.0                             13.83
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 76.55%
Lowest: 10.34%
Highest: 94.80%




18. MI Provider

----------------------------------------------
MI Provider                            Percent
----------------------------------------------
Amerin                                  29.23%
GEMIC/Amerin                             4.60
MGIC                                     0.17
NONE                                    59.26
PMIC                                     6.27
RMIC                                     0.07
TGIC                                     0.20
UGIC                                     0.20
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




19. Delinquency*

----------------------------------------------
Delinquency*                           Percent
----------------------------------------------
0-29 days                              100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

* OTS method




20. Original Term

----------------------------------------------
Original Term                          Percent
----------------------------------------------
180                                      3.65%
240                                      0.36
300                                      0.02
348                                      0.04
360                                     95.93
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 353.0 months
Lowest: 180 months
Highest: 360 months




21. Cut-Off Remaining Term

----------------------------------------------
Cut-Off Remaining Term                 Percent
----------------------------------------------
157 - 162                                0.09%
163 - 168                                0.02
169 - 174                                2.24
175 - 180                                1.31
229 - 234                                0.33
235 - 240                                0.03
289 - 294                                0.02
325 - 330                                0.03
337 - 342                                0.11
343 - 348                                0.37
349 - 354                               21.77
355 - 360                               73.69
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 348.3 months
Lowest: 159 months
Highest: 358 months




22. Cut-Off Loan Age

----------------------------------------------
Cut-Off Loan Age                       Percent
----------------------------------------------
1 - 6                                   84.70%
7 - 12                                  14.98
13 - 18                                  0.14
19 - 24                                  0.15
31 - 36                                  0.03
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

W.A.: 4.7 months
Lowest: 2 months
Highest: 34 months




23. Prepay Term

----------------------------------------------
Prepay Term                            Percent
----------------------------------------------
0                                       63.22%
24                                      33.79
36                                       2.73
60                                       0.27
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




24. Buy Down

----------------------------------------------
Buy Down                               Percent
----------------------------------------------
N                                      100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------




Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.